UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 4, 2008

ACTEL CORPORATION
__________________________________________
(Exact name of registrant as specified in its charter)

California	000-21970	77-0097724
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2061 Stierlin Court, Mountain View, California		94043-4655
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	650-318-4200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 4, 2008, the Board of Directors of Actel Corporation (the "Company’) elected John McGrath to its Board of Directors. He will serve on the Company’s Audit Committee as the Chairman and Audit Committee Financial Expert, and will be nominated for election at the Company’s Annual Meeting of Shareholders to be held on May 23, 2008. Under the Company’s 2003 Director Stock Option Plan, Mr. McGrath automatically received a stock option that will be exercisable for 12,500 shares of Common Stock on the date of the Company’s Annual Meeting of Shareholders in 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACTEL CORPORATION

April 9, 2008	By:	Jon A. Anderson

Name: Jon A. Anderson
Title: Vice President of Finance and Chief Financial Officer